Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4879%



        Excess Protection Level
          3 Month Average 4.98%
          July, 1998 5.26%
          June, 1998  4.73%
          May, 1998 4.97%


        Cash Yield18.75%


        Investor Charge Offs 5.14%


        Base Rate 8.35%


        Over 35 Day Delinquency 4.90%


        Seller's Interest15.22%


        Total Payment Rate14.52%


        Total Principal Balance$37,740,921,726.81


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,743,527,208.32